UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 10, 2017

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2017, Netlist, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”), notifying the Company that it no longer meets NASDAQ’s requirements for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2) (the “Bid Price Rule”) because, for a period of 30 consecutive business days, the bid price of the Company’s common stock has not closed at or above the minimum of $1.00 per share. The letter does not impact the Company’s listing on the NASDAQ Capital Market at this time, and the Company’s common stock remains listed on the NASDAQ Capital Market under the symbol NLST.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has been provided a compliance period of 180 calendar days, or until October 9, 2017, in which to regain compliance with the Bid Price Rule. To regain compliance, the Company’s common stock must have a closing bid price of at least $1.00 for a minimum of 10 consecutive business days during this 180-day compliance period. If the Company has not regained compliance with the Bid Price Rule by October 9, 2017, but meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for the NASDAQ Capital Market (other than the minimum bid price requirement), then the Company may be eligible for a second 180-day compliance period by providing to NASDAQ written notice of its intention to cure the deficiency during this second compliance period, by effecting a reverse stock split, if necessary. If it appears to NASDAQ staff that the Company will not be able to cure the deficiency during this second compliance period or if the Company is otherwise not eligible, the staff will provide notice to the Company that its securities will be subject to delisting, in which case the Company may appeal the delisting determination to a NASDAQ Hearings Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: April 14, 2017	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President, Chief Financial Officer and Secretary